EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference of our firm under the caption Experts and to the use of our report dated March 28, 2000 on the financial statements of GoHealth.MD, Inc. that is made a part of this Registration Statement on Form SB-2.


                              /S/ Samuel Klein and Company
                              SAMUEL KLEIN AND COMPANY

                              Newark, New Jersey
                              June 26, 2000